Exhibit (a)(1)

                             NVEST COMPANIES TRUST I

                       AGREEMENT AND DECLARATION OF TRUST
                       ----------------------------------

     THIS AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts this 17th day of March, 2000 by the Trustees whose signature is affixed hereto and the holders of shares of beneficial interest issued hereunder and to be issued hereunder as hereinafter provided:

     WITNESSETH that

     WHEREAS, this Trust has been formed to carry on the business of an investment company; and

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares in this Trust as hereinafter set forth.



                                    ARTICLE I
                              Name and Definitions

     Section 1.
     ----------
This Trust shall be known as "Nvest Companies Trust I" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

     Section 2. Definitions.
     -----------------------
Whenever used herein, unless otherwise required by the context or specifically provided:

     (a) "By-Laws" shall mean the By-Laws of the Trust, if any, as amended from time to time;

     (b) The terms "Class" and "Class of Shares" refer to each class of Shares into which the Shares of any Multi-Class Series may from time to time be divided in accordance with the provisions hereof.

     (c) The terms  "Commission," "Majority  Shareholder  Vote" (the  67% or 50%

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requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as defined herein;

     (d) "Declaration of Trust" or "Declaration" shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

     (e) "Multi-Class Series" refers to each Series of Shares established and designated as Multi-Class Series under or in accordance with the provisions hereof;

     (f) "Shareholder" means a record owner of Shares;

     (g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust or in the Trust property belonging to any Series of the Trust shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;

     (h) "Series" refers to any series of Shares established and designated under or in accordance with the provisions hereof;

     (i) "Series Company" refers to the form of registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

     (j) "Trust" refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

     (k) "Trustees" refers to the individual trustees of the Trust in their capacity as trustees hereunder and their successor or successors for the time being in office as such trustee or trustees; and

     (l) "1940 Act" refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time or as modified by or interpreted by any applicable order or orders of the Commission or interpretive releases of the Commission thereunder.


                                   ARTICLE II
                                Purpose of Trust

     The purpose of the Trust is to provide investors a continuous source of managed investment primarily in securities.

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

                                   ARTICLE III
                                     Shares

     Section 1. Division of Beneficial Interest.
     -------------------------------------------
The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares. Each Share shall be without par value and shall be fully paid and non-assessable. Subject to the provisions of Section 6 of this
Article III, each Share shall have voting rights as provided in Article V hereof, and holders of the Shares of any Series or Class shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. Except as otherwise provided in
Section 6 of this Article III with respect to Shares of Multi-Class Series, no Share shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions upon termination of the Trust or of such Series made pursuant to Article VIII, Section 6 hereof. Except as otherwise provided in Section 6 of this Article III with respect to Shares of Multi-Class Series, all dividends and distributions shall be made ratably among all Shareholders of a particular Series from the assets belonging to such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be.

     The Trustees may from time to time (a) divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate beneficial interest of the Shares of that Series or Class in the assets belonging to that Series or attributable to that Class or in any way affecting the rights of Shares of any other Series or Class or (b) take such other action with respect to the Shares as the Trustees may deem necessary or desirable.

     Section 2.  Ownership of Shares.
     --------------------------------
The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and Class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and Class and as to the number of Shares of each Series and Class held from time to time by each Shareholder.

     Section 3. Investments in the Trust.
     ------------------------------------
The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they from time to time authorize. The Trustees may, in their sole discretion impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof and issue fractional Shares.

     Section 4. Status of Shares and  Limitation of Personal  Liability.
     -------------------------------------------------------------------
Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the

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terms  hereof  and to have  become a party  hereto.  The death of a  Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholders, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

     Section 5.  Power of  Trustees  to Change  Provisions  Relating  to Shares.
     ---------------------------------------------------------------------------
Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust or otherwise; provided that before adopting any such amendment the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders.

     Without limiting the generality of the foregoing, the Trustees may:

     (a) create one or more Series or Classes of Shares (in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as shares of particular Series or Classes in accordance with such eligibility requirements;

     (b) amend any of the  provisions set forth in paragraphs (a) through (j) of
Section 6 of this Article III;

     (c) combine one or more Series or Classes of Shares into a single Series or Class on such terms and conditions as the Trustees shall determine;

     (d) change or eliminate any eligibility requirements for investment in Shares of any Series or Class, including, without limitation, the power to provide for the issuance of Shares of any Series or Class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

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     (e) change the designation of any Series or Class of Shares;

     (f) change the method of allocating dividends among the various Series and Classes of Shares;

     (g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series or Classes of Shares; and

     (h) specifically allocate assets to any or all Series of Shares or create one or more additional Series of Shares that are preferred over all other Series of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or any Classes of Shares thereof.

     Section  6.  Establishment  and  Designation  of Series  and  Classes.
     ----------------------------------------------------------------------
The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class. Whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the shares of such Series or Class, including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote or written consent abolish such Series or Class and the establishment and designation thereof.

     Shares of each Series established shall have the following rights and preferences relative to Shares of each other Series, and Shares of each Class of a Multi-Class Series shall have such rights and preferences relative to other Classes of the same Series as are set forth below, together with such other rights and preferences relative to such other Classes as are set forth in any resolution of the Trustees establishing and designating such Series or Class of
Shares:

     (a) Assets belonging to Series.
     -------------------------------
Subject to the provisions of paragraph (c) of this Section 6:

     All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration,

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

assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as belonging to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

     (b) Liabilities Belonging to Series.
     ------------------------------------
Subject to the provisions of paragraph (c) of this Section 6:

     The assets belonging to each particular Series shall be charged solely with the liabilities of the Trust in respect to that Series, the expenses, costs, charges and reserves attributable to that Series, and any general liabilities of the Trust that are not readily identifiable as belonging to any particular Series, but which are allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

     (c) Apportionment of Assets etc. in Case of Multi-Class Series.
     ---------------------------------------------------------------
In the case of any Multi-Class Series, to the extent necessary or appropriate to give effect to the relative rights and preferences of any Classes of Shares of such Series, (i) any assets, income, earnings, profits, proceeds, liabilities, expenses, charges, costs and reserves belonging or attributable to that Series may be allocated or attributed to a particular Class of Shares of that Series or apportioned among two or more Classes of Shares of that Series; and (ii) Shares of any Class of such Series may have priority or preference over shares of other Classes of such Series with respect to dividends or distributions upon termination of the Trust or of such Series or Class or otherwise, provided that no Share shall have any priority or preference over any other Shares of the same Class and that all dividends and distributions to Shareholders of a particular Class shall be made ratably among all Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be.

     (d) Dividends, Distributions,  Redemptions and Repurchases.
     -----------------------------------------------------------
Notwithstanding any other provisions of this Declaration, including, without limitation, Article VI, no dividend or

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distribution  (including,   without  limitation,   any  distribution  paid  upon
termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of, the Shares of any Series or Class shall be effected by the Trust other than from the assets belonging to such Series or attributable to such Class, nor shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets belonging to any other Series or attributable to any other Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

     (e)  Voting.
     ------------
Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article V, the Shareholders of any particular Series or Class shall not be entitled to vote on any matters as to which such Series or Class is not affected. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single Class without regard to Series or Class of Shares, except that (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (ii) when the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

     (f) Equality.
     -------------
Except to the extent necessary or appropriate to give effect to the relative rights and preferences of any Classes of Shares of a Multi-Class Series, all the Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series. All the Shares of each particular Class of Shares within a Multi-Class Series shall represent an equal proportionate interest in the assets belonging to such Series that are attributable to such Class (subject to the liabilities attributable to such Class), and each Share of any particular Class within a Multi-Class Series shall be equal to each other Share of such Class.

     (g)  Fractions.
     ---------------
Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

     (h) Exchange  Privilege.
     ------------------------
The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes of Shares in this Trust or in any other trust in accordance with such requirements and procedures as may be established by the Trustees.

     (i)  Combination  of  Series  or  Classes.
     ------------------------------------------
The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable

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

law, to combine the assets and liabilities belonging to any two or more Series or attributable to any Class into assets and liabilities belonging to a single Series or attributable to a single Class.

     (j)  Elimination  of Series or Class.
     -------------------------------------
At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may abolish that Series and rescind the establishment and designation thereof, such action to be effected in the manner provided above. At any time that there are no Shares outstanding of any particular Class of Shares, the Trustees may abolish that Class and rescind the establishment and designation thereof, such action to be effected in the manner provided above.

     Section 7.  Indemnification  of  Shareholders.
     ----------------------------------------------
In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or Class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the Class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

     Section 8. No Preemptive  Rights.
     ---------------------------------
Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

     Section 9. Derivative  Claims.
     ------------------------------
No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or Series would otherwise result. Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or Series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or a Series shall be subject to the right of the Shareholders under Article V, Section 1 hereof to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

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

                                   ARTICLE IV
                                  The Trustees

     Section 1. Election and Tenure.
     -------------------------------
The initial trustee or trustees shall be the individual(s) who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. The Trustees may fix or change the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause.

     Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is removed, reaches such mandatory retirement age as may be determined by the Trustees from time to time, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

     Section 2.  Effect of Death,  Resignation,  etc.  of a Trustee.
     ---------------------------------------------------------------
The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

     Section 3. Powers.
     ------------------
Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any investment adviser, manager, custodian, underwriter or other agent or independent contractor.

     Without  limiting  the  foregoing,   the  Trustees  shall  have  power  and
authority:

     (a) To invest and reinvest cash, and to hold cash uninvested;

     (b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

     (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

     (d) To exercise powers and rights of subscription or otherwise that in any manner arise out of ownership of securities;

     (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

     (f) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers and duties as the Trustees may provide consistent with applicable laws;

     (g) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in
Article III.

     (h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security that is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

     (i) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

     (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

     (k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

     (l) To make distributions of income and of capital gains to Shareholders as provided herein;

     (m) To borrow money or other property, and to pledge, mortgage or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act;

     (n) To endorse or guarantee the payment of any notes or other obligations of any person; and to make contracts of guaranty or suretyship, or otherwise assume liability for payment of such notes or other obligations;

     (o) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;

     (p) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out deferred compensation, pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

     (q) To operate and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations;

     (r) To interpret the investment policies, practices or limitations of any Series;

     (s) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers; and

     (t) Nothwithstanding any other provision hereof, to invest all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or by any other method approved by the Trustees.

     The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

     Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

     Section 4. Payment of Expenses by the Trust.
     --------------------------------------------
The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, administrators, investment advisers or managers, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors, and such other expenses and charges, as the Trustees may deem necessary or proper to incur.

     Section 5. Payment of Expenses by Shareholders.
     -----------------------------------------------
The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares that represents the outstanding amount of such charges due from such Shareholder.

     Section 6. Ownership of Assets of the Trust.
     --------------------------------------------
Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

     Section 7. Advisory,  Management and Distribution  Contracts.
     -------------------------------------------------------------
The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series or Class with any corporation, trust, partnership, limited liability company, association or other organization (the "Manager"); and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

     (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

     (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                    ARTICLE V
                    Shareholders' Voting Powers and Meetings

     Section 1. Voting Powers.
     -------------------------
The Shareholders shall have power to vote only (a) for the election of Trustees as provided in Article IV, Section 1, (b) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article VIII, Section 11,
(c) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (d) with respect to the termination, merger, consolidation, reorganization or sale of assets of the Trust or any Series or Class to the extent and as provided in Article VIII, (e) to remove Trustees from office to the extent and as provided in Article V, Section 7 and (f) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. A Shareholder of each Series or Class shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series or Class thereof, on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or Class are outstanding the Trustees may exercise all rights of Shareholders of that Series or Class with respect to matters affecting that Series or Class and may with respect to that Series or Class take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders thereof.

     Section 2. Voting Power and Meetings.
     -------------------------------------
Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder's address as it appears on the records of the Trust, or by facsimile or other form of electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

     Section  3.  Quorum  and  Required  Vote.
     -----------------------------------------
Except when a larger quorum is required by law, by the By-Laws or by this Declaration of Trust, 40% of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series or Classes is to vote as a single Class separate from any other Shares which are to vote on the same matters as a separate Class or Classes, 40% of the Shares of each such Class entitled to vote shall constitute a quorum at a Shareholders' meeting of that Class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by law. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or Class of Shares, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares of such Series or Class that are entitled to vote, voting separately, shall also be required to decide such question.

     Section 4. Action by Written Consent.
     -------------------------------------
Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or Class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     Section 5. Record Dates.
     ------------------------
For the purpose of determining the Shareholders of any Series or Class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may, from time to time, fix a time, which shall be not more than 90 days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series or Class having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or Class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or Class having the right to receive such dividend or distribution. Without fixing a record date, the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or Classes for all or any part of the period prior to a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

     Section  6.  Additional   Provisions.
     -------------------------------------
The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

     Section 7.  Removal of Trustees.
     --------------------------------
No natural person shall serve as Trustee after the holders of record of not less than two-thirds of the outstanding Shares have declared that such Trustee be removed from that office either by declaration in writing filed with the Trust's custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees shall promptly call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding Shares.

     Unless otherwise provided under applicable law, whenever ten or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate Shares having a net asset value of at least 1 per centum of the outstanding Shares, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting pursuant to this Section and accompanied by a form of communication and request that they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or (b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of transmitting to them the proposed communication and form of request. If the Trustees elect to follow the course specified in clause (b), unless otherwise provided under applicable law, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmittal, shall, with reasonable promptness, transmit such material to all Shareholders of record at their addresses as recorded on the books of the Trust (or at the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder), unless within five business days after such tender the Trustees shall transmit to such applicants and file with the Commission, together with a copy of the material proposed to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. If the Commission shall enter an order refusing to sustain any of the objections specified in the written statement so filed, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall, unless otherwise provided under applicable law, transmit copies of such material to all Shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                   ARTICLE VI
            Net Income, Distributions and Redemptions and Repurchases

     Section 1.  Distributions  of Net Income.
     -----------------------------------------
The Trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series, in Shares of that Series, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such Series and may, from time to time, distribute to the Shareholders of each Series, in Shares of that Series, cash or otherwise, such additional amounts, but only from the assets belonging to such Series, as they may authorize. Except as otherwise permitted by paragraph (c) of
Section 6 of Article III in the case of Multi-Class Series, all dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders and recorded on the books of the Trust at the date and time of record established for the payment of such dividend or distributions.

     The manner of determining net income, income, asset values, capital gains, expenses, liabilities and reserves of any Series or Class may, from time to time, be altered as necessary or desirable in the judgment of the Trustees to conform such manner of determination to any other method prescribed or permitted by applicable law. Net income shall be determined by the Trustees or by such person as they may authorize at the times and in the manner provided in the By-Laws. Determinations of net income of any Series or Class and determinations of income, asset value, capital gains, expenses and liabilities made by the Trustees, or by such person as they may authorize, in good faith, shall be binding on all parties concerned. The foregoing sentence shall not be construed to protect any Trustee, officer or agent of the Trust against any liability to the Trust or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     If, for any reason, the net income of any Series or Class determined at any time is a negative amount, the pro rata share of such negative amount allocable to each Shareholder of such Series or Class shall constitute a liability of such Shareholder to that Series or Class, which shall be paid out of such Shareholder's account at such times and in such manner as the Trustees may from time to time determine (a) out of the accrued dividend account of such Shareholder, (b) by reducing the number of Shares of that Series or Class in the account of such Shareholder or (c) otherwise.

     Section 2.  Redemptions  and  Repurchases.
     ------------------------------------------
The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof next determined. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this

Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the New York Stock Exchange is restricted or during any emergency that makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets belonging to such Series or attributable to any Class thereof or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

     The redemption price may, in any case or cases, be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series the Shares of which are being redeemed. In making any such payment wholly or partly in kind, the Trust shall, so far as may be practicable, deliver assets that approximate the diversification of all of the assets belonging at the time to the Series the Shares of which are being redeemed. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities selected for delivery as all or part of any payment in kind.

     Section 3. Redemptions at the Option of the Trust.
     --------------------------------------------------
The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section 1 of this
Article VI (a) if, at such time, such Shareholder owns Shares of any Series or Class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; (b) to the extent that such Shareholder owns Shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding Shares of the Trust or of any Series or Class; (c) if the Trustees determine that such Shareholder is engaging in conduct that is harmful to the Trust or any Series or Class thereof; or (d) if the Trustees otherwise determine such redemption to be necessary or appropriate.



                                   ARTICLE VII
              Compensation and Limitation of Liability of Trustees

     Section  1  Compensation.
     -------------------------
The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

     Section 2.  Limitation of Liability.
     ------------------------------------
The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust, shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.




                                  ARTICLE VIII
                                  Miscellaneous

     Section 1. Trust Not A Partnership,  etc.
     -----------------------------------------
It is hereby expressly declared that a trust is created hereby and not a partnership, join stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder.

     Section 2. Trustees,  Shareholders, etc. Not Personally Liable; Notice.
     -----------------------------------------------------------------------
All persons extending credit to, contracting with or having any claim against the Trust or any Series or Class shall look only to the assets of the Trust, or, to the extent that the liability of the Trust may have been expressly limited by contract to the assets of a particular Series or attributable to a particular Class, only to the assets belonging to the relevant Series or attributable to the relevant Class, for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

     Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series or attributable to the Class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or Shareholders or any other person individually.

     Section 3. Trustee's Good Faith Action,  Expert Advice,  No Bond or Surety.
     ---------------------------------------------------------------------------
The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 4.  Liability of Third  Persons  Dealing with  Trustees.
     ----------------------------------------------------------------
No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

     Section 5. Duration of Trust.
     -----------------------------
The Trust shall continue without limitation of time, but subject to the provisions of this Article VIII.

     Section  6.  Termination  of Trust,  a Series or a Class.
     ---------------------------------------------------------
(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon termination of the Trust or the Series or Class,

     (i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

     (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or

Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 7 below; and

     (iii) after paying or adequately providing the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class according to their prospective rights; and

     (b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

     Section 7. Merger, Consolidation, and Sales of Assets.
     ------------------------------------------------------
Subject to applicable  Federal and state law and except as otherwise provided in
Section 8 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees

     Section 8. Incorporation; Reorganization.
     -----------------------------------------
Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability trust company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustee to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organizations or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 8, the Trust or any Series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

     Section 9. Filing of Copies, Reference, Headings.
     -------------------------------------------------
The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     Section  10.  Applicable  Law.
     ------------------------------
This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     Section  11.  Amendments.
     -------------------------
Except as specifically provided herein, the Trustees may without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article V; (b) on any amendment to this Section 11; (c) on any amendment as may be required by law or by the Trust's registration statement files with the Commission; and (d) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article VII shall not limit the rights to limited liability provided therein with respect to action or omission of the Trustees prior to such amendment.

     Section 12.  Fiscal  Year.
     --------------------------
The fiscal year of the Trust and/or any Series thereof shall be established by the Trustees as set forth in the By-Laws.

     Section  13.  Use  of  the  Word  "Nvest".
     ------------------------------------------
Nvest Companies, L.P. (Nvest Companies) has consented to the use by any Series of the Trust of the identifying word "Nvest" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of Nvest Companies or a subsidiary or affiliate thereof as investment adviser of such Series. As between the Trust and itself, Nvest Companies controls the use of the name of the Trust insofar as such name contains the identifying word "Nvest." Nvest Companies may from time to time use the identifying word "Nvest" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Nvest Companies may require the Trust or any Series thereof to cease using the identifying word "Nvest" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ Nvest Companies or a subsidiary or affiliate thereof as investment adviser.

         Section 14.  Provisions  in Conflict with Law or  Regulations.
         --------------------------------------------------------------
(a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provision of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of

Trust or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdictions and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     Section 15.  Addresses.
     -----------------------
The address of the Trust is 399 Boylston Street, Boston, Massachusetts 02116. The address of the Trustees is c/o Nvest Services Company, Inc., 399 Boylston Street, Boston, Massachusetts 02116.

     IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.





                                                       /s/ Neal G. Litvack
                                                       -------------------------
                                                       Neal G. Litvack, Trustee





                        THE COMMONWEALTH OF MASSACHUSETTS


Suffolk, ss.                                             Boston, March 17, 2000

         Then   personally   appeared  the  above  named  Neal  G.  Litvack  and
acknowledged the foregoing instrument to be their free acts and deeds, before me.


                                                       /S/ Janice E. Badessa
                                                       -------------------------
                                                       Notary Public

                                  My commission expires:  12-08-06